EXHIBIT 31.2

                        CERTIFICATION OF CFO PURSUANT TO
              SECURITIES EXCHANGE ACT RULES 13A-14(A) AND 15D-14(A)
                 (SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002)

I, Steven J. Mencarini, Senior Vice President and Chief Financial Officer of ePlus inc., certify that:

1. I have reviewed this amended quarterly report on Form 10-Q/A of ePlus inc.;

2. Based on my knowledge, this amended report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated:   June 14, 2004                               /s/ STEVEN J. MENCARINI
                                                     ---------------------------
                                                     Steven J. Mencarini
                                                     Vice President and
                                                     Chief Financial Officer